Exhibit 10.17

RECEIVABLES PURCHASE AGREEMENT AMENDMENT No. 3

This RECEIVABLES PURCHASE AGREEMENT AMENDMENT No. 3 (this “Amendment”), dated as of October 4, 2013, among Kelly Receivables Funding, LLC, as Seller, Kelly Services, Inc., as Servicer, Market Street Funding LLC (“Market Street”), as a Conduit Purchaser, as a Related Committed Purchaser and as Assignor (as defined below), PNC Bank, National Association (“PNC”), as Purchaser Agent, as LC Bank, as an LC Participant and as Assignee (as defined below), and PNC Bank, National Association, as Administrator for each Purchaser Group (in such capacity, the “Administrator”), to RECEIVABLES PURCHASE AGREEMENT (as amended, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”), dated as of December 4, 2009, among Seller, Servicer, the various Purchasers and Purchaser Agents from time to time party thereto, LC Bank, LC Participant, and Administrator.

W I T N E S S E T H:

WHEREAS, the Seller desires to amend the Receivables Purchase Agreement to modify the terms thereof.

WHEREAS, Market Street, as the assignor (in such capacity, the “Assignor”), desires to sell, assign and delegate to PNC, as the assignee (in such capacity, the “Assignee”), all of the Assignor’s rights under, interest in, title to and obligations under the Receivables Purchase Agreement and the other Transaction Documents (collectively, the “Assigned Documents”), and the Assignee desires to purchase and assume from the Assignor all of the Assignor’s rights under, interest in, title to and obligations under the Assigned Documents.

WHEREAS, After giving effect to the assignment and assumption contemplated in Section 3 of this Amendment, each of the parties hereto desires that Market Street cease to be a party to the Receivables Purchase Agreement and each of the other Assigned Documents to which it is a party and to be discharged from its duties and obligations as a Purchaser or otherwise under the Receivables Purchase Agreement and each of the other Assigned Documents.

WHEREAS, the Seller, Servicer, Purchaser Agent, Related Committed Purchaser, LC Bank, LC Participant, and Administrator agree to amend the Receivables Purchase Agreement pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged by the parties, Seller, Servicer, Purchaser Agent, Related Committed Purchaser, LC Bank, LC Participant, and Administrator hereto agree as follows:

Section 1.     Definitions. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Receivables Purchase Agreement.

Section 2.     Amendments to the Receivables Purchase Agreement.

(a)      The first sentence of Section 1.1 of the Receivables Purchase Agreement is hereby deleted in its entirety and replaced with the following:

On the terms and subject to the conditions hereof, the Seller may, from time to time before the Facility Termination Date, (i) ratably (based on each Purchaser Group’s Ratable Share) request that each Purchaser Group’s Conduit Purchaser or, only if there is no Conduit Purchaser in such Purchaser Group or a Conduit Purchaser denies such request or is unable to fund (and provides notice of such denial or inability to the Seller, the Administrator and its Purchaser Agent), ratably (based on each Purchaser Group’s Ratable Share) request that its Related Committed Purchasers, make purchases of and reinvestments in undivided percentage ownership interests with regard to the Purchased Interest from the Seller from time to time from the date hereof to the Facility Termination Date and (ii) request that the LC Bank issue or cause the issuance of Letters of Credit, in each case subject to the terms hereof (each such purchase, reinvestment or issuance is referred to herein as a “Purchase”).

(b)      The following defined terms appearing in Exhibit I of the Receivables Purchase Agreement are hereby deleted in their respective entireties and replaced with the following:

“Alternate Rate” for any day during any Yield Period for any Portion of Capital funded by any Purchaser other than through the issuance of Notes, means an interest rate per annum equal to (a) if there is no Conduit Purchaser in such Purchaser’s Purchaser Group, the weighted average LMIR for such Yield Period (subject however, to the provisions set forth in Section 1.11 hereof) or (b) if there is a Conduit Purchaser in such Purchaser’s Purchaser Group, the greater of: (i) the Euro-Rate for such Yield Period (subject however, to the provisions set forth in Section 1.11 hereof) and (ii) the Base Rate for such day; provided, that the “Alternate Rate” for any day while a Termination Event or an Unmatured Termination Event exists shall be an interest rate equal to the greater of (i) 2.0% per annum above the Base Rate in effect on such day and (ii) 2.0% per annum above the “Alternate Rate” as calculated in clause (a) above.

“Discount” means with respect to any Purchaser:

(a)     for any Portion of Capital for any Yield Period with respect to any Purchaser to the extent such Portion of Capital will be funded by such Purchaser during such Yield Period through the issuance of Notes:

CPR x C x ED/360 + YPF

(b)     for any Portion of Capital for any Yield Period with respect to any Purchaser to the extent such Portion of Capital will not be funded by such Purchaser during such Yield Period through the issuance of Notes or, if the LC Bank and/or any LC Participant has deemed to have made a Funded Purchase in connection with any drawing under a Letter of Credit which accrues Discount pursuant to Section 1.2(e) of this Agreement:

AR x C x ED/Year + YPF

where:

AR	=	the Alternate Rate for such Portion of Capital for such Yield Period with respect to such Purchaser,

C	=	the Capital with respect to such Portion of Capital on such Yield Period with respect to such Purchaser,

CPR	=	the CP Rate for the Portion of Capital for such Yield Period with respect to such Purchaser,

ED	=	the actual number of days during such Yield Period,

Year	=	if such Portion of Capital is funded based upon: (i) LMIR or the Euro-Rate, 360 days, and (ii) the Base Rate,
365 or 366 days, as applicable, and

YPF	=	the Yield Protection Fee, if any, for the Portion of Capital for such Yield Period with respect to such Purchaser;

provided, that no provision of this Agreement shall require the payment or permit the collection of Discount in excess of the maximum permitted by applicable law; and provided further, that Discount for any Portion of Capital shall not be considered paid by any distribution to the extent that at any time all or a portion of such distribution is rescinded or must otherwise be returned for any reason.

“Facility Termination Date” means the earliest to occur of: (a) with respect to each Purchaser, December 4, 2014, (b) the date determined pursuant to Section 2.2 of this Agreement, (c) the date the Purchase Limit reduces to zero pursuant to Section 1.1(c) of this Agreement, (d) with respect to each Conduit Purchaser (if any), the date that the Commitments of all of the Liquidity Providers terminate under the related Liquidity Agreement, (e) with respect to each Purchaser Group, the date that the Commitment of all of the Related Committed Purchasers of such Purchaser Group terminate pursuant to Section 1.22, and (f) the date which is 60 days after the date on which the Administrator has received written notice from the Seller of its election to terminate the Purchase Facility.

“Purchaser Group” means (a) for any Conduit Purchaser, such Conduit Purchaser, its Related Committed Purchaser, related Purchaser Agent and related LC Participants and (b) with respect to the PNC Purchaser Group, PNC’s roles as Related Committed Purchaser, Purchaser Agent and LC Bank.

(c)      Exhibit I of the Receivables Purchase Agreement is hereby further amended by adding the defined term “LMIR” in the appropriate alphabetical sequence to read as follows:

“LMIR” means, for any day, the one-month eurodollar rate for U.S. dollar deposits as reported on the Reuters Screen LIBOR01 Page or any other page that may replace such page from time to time for the purpose of displaying offered rates of leading banks for London interbank deposits in United States dollars, as of 11:00 a.m. (London time) on such date, or if such day is not a Business Day, then the immediately preceding Business Day (or if not so reported, then as determined by the Administrator from another recognized source for interbank quotation), in each case, changing when and as such rate changes.

(d)     Each signature block as well as notice information thereunder for Market Street set forth on the signature pages of the Receivables Purchase Agreement are hereby deleted in their entirety.

(e)     Annex B to the Receivables Purchase Agreement is hereby amended and restated in its entirety and as so amended shall read as set forth on Annex B attached hereto.

(f)     Annex E to the Receivables Purchase Agreement is hereby amended and restated in its entirety and as so amended shall read as set forth on Annex E attached hereto.

(g)     The Receivables Purchase Agreement is hereby further amended by deleting each reference to the term “Euro-Rate” appearing in Sections 1.7, 1.8, 1.9, 1.11 and the definitions of “Business Day” and “Yield Period” and replacing such reference with the words “Euro-Rate or LMIR”.

Section 3.        Assignment and Assumption.

(a)     Sale and Assignment by Assignor to Assignee. At or before 2:00 pm (New York time) on the date hereof, the Assignee shall pay to the Assignor, in immediately available funds, (i) the amount set forth on Exhibit A hereto (such amount, the “Capital Payment”) representing 100.00% of the Aggregate Capital of the Assignor under the Receivables Purchase Agreement on the date hereof and (ii) the amount set forth on Exhibit A hereto representing all accrued but unpaid (whether or not then due) Discount, Fees and other costs and expenses payable in respect of such Capital to but excluding the date hereof (such amount, the “CP Costs and Other Costs”; together with the Capital Payment, collectively, the “Payoff Amount”). Upon the Assignor’s receipt of the Payoff Amount in its entirety, the Assignor hereby sells, transfers, assigns and delegates to the Assignee, without recourse, representation or warranty except as otherwise provided herein, and the Assignee hereby irrevocably purchases, receives, accepts and assumes from the Assignor, all of the Assignor’s rights under, interest in, title to and all its obligations under the Receivables Purchase Agreement and the other Assigned Documents. Without limiting the generality of the foregoing, the Assignor hereby assigns to the Assignee all of its right, title and interest in the Purchased Interest. Payment of each portion of the Payoff Amount shall be made by wire transfer of immediately available funds in accordance with the payment instructions set forth on Exhibit B hereto.

(b)     Removal of Assignor. From and after the Effective Date (as defined below), the Assignor shall cease to be a party to the Receivables Purchase Agreement and each of the other Assigned Documents to which it was a party and shall no longer have any rights or obligations under the Receivables Purchase Agreement or any other Assigned Document (other than such rights which by their express terms survive termination thereof).

(c)     Limitation on Liability. Notwithstanding anything to the contrary set forth in this Amendment, the Assignee does not accept or assume any liability or responsibility for any breach, failure or other act or omission on the part of the Assignor, or any indemnification or other cost, fee or expense related thereto, in each case which occurred or directly or indirectly arose out of an event which occurred prior to the Effective Date.

(d)     Acknowledgement and Agreement. Each of the parties and signatories hereto (i) hereby acknowledges and agrees to the sale, assignment and assumption set forth in clause (a) above, (ii) expressly waives any notice or other applicable requirements set forth in any Transaction Document as a prerequisite or condition precedent to such sale, assignment and assumption (other than as set forth herein) and (iii) acknowledges and agrees that this Section 3 is in form and substance substantially similar to a Transfer Supplement.

Section 4.       Joinder.

(a)     PNC as a Related Committed Purchaser. From and after the date hereof, PNC shall be a Related Committed Purchaser party to the Receivables Purchase Agreement for all purposes thereof and of the other Transaction Documents as if PNC were an original party to the Receivables Purchase Agreement in such capacity, and PNC assumes all related rights and agrees to be bound by all of the terms and provisions applicable to Related Committed Purchasers contained in the Receivables Purchase Agreement and the other Transaction Documents.

(b)     Appointment of PNC as Purchaser Agent of PNC’s Purchaser Group. PNC hereby designates itself as, and PNC hereby agrees to perform the duties and obligations of, the Purchaser Agent for PNC’s Purchaser Group. From and after the date hereof, PNC shall be a Purchaser Agent party to the Receivables Purchase Agreement, for all purposes of the Receivables Purchase Agreement and the other Transaction Documents as if PNC were an original party to the Receivables Purchase Agreement in such capacity, and PNC assumes all related rights and agrees to be bound by all of the terms and provisions applicable to Purchaser Agents contained in the Receivables Purchase Agreement and the other Transaction Documents.

(c)     Commitment. The Commitment of PNC under the Receivables Purchase Agreement as a Related Committed Purchaser shall be the applicable amount set forth on Exhibit A hereto.

(d)     Notice Address. PNC’s address for notices under the Receivables Purchase Agreement in each of its capacities thereunder shall be the following:

Address:	PNC Bank, National Association
225 Fifth Avenue
Pittsburgh, Pennsylvania 1522
Attention:	Robyn A. Reeher, Vice President
Telephone:	412-768-3090
E-mail: robyn.reeher@pnc.com

(e)     Consent to Joinder. Each of the parties hereto consents to the foregoing joinder of PNC as a party to the Receivables Purchase Agreement in the capacities of a Related Committed Purchaser and Purchaser Agent, and any otherwise applicable conditions precedent thereto under the Receivables Purchase Agreement and the other Transaction Documents (other than as set forth herein) are hereby waived.

Section 5.     Representations of the Seller and Servicer. Each of Seller and Servicer hereby represent and warrant to the parties hereto that as of the date hereof each of the representations and warranties contained in Exhibit III of the Receivables Purchase Agreement and any other Transaction Documents to which it is a party are true and correct as of the date hereof and after giving effect to this Amendment (except to the extent that such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date).

Section 6.     Conditions Precedent. This Amendment shall become effective and be deemed effective as of the date first written above (the “Effective Date”) upon the satisfaction of the following conditions precedent:

(a)     Administrator shall have received a fully executed counterpart of this Amendment;

(b)     Administrator shall have received a fully executed Third Amended and Restated Fee Letter with respect to the PNC Bank Purchaser Group;

(c)     each representation and warranty of Seller and Servicer contained herein or in any other Transaction Document (after giving effect to this Amendment) shall be true and correct; and

(d)     no Termination Event, as set forth in Exhibit V of the Receivables Purchase Agreement, shall have occurred and be continuing.

Section 7.      Amendment. The Seller, Servicer, Purchaser Agent, Related Committed Purchaser, LC Bank, LC Participant, and Administrator hereby agree that the provisions and effectiveness of this Amendment shall apply to the Receivables Purchase Agreement as of the date hereof. Except as amended by this Amendment, the Receivables Purchase Agreement remains unchanged and in full force and effect. This Amendment is a Transaction Document.

Section 8.     Counterparts. This Amendment may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 9.     Captions. The headings of the Sections of this Amendment are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions of this Amendment.

Section 10.     Successors and Assigns. The terms of this Amendment shall be binding upon, and shall inure to the benefit of, Seller, Servicer, Purchaser Agent, Related Committed Purchaser, LC Bank, LC Participant, and Administrator and their respective successors and permitted assigns.

Section 11.     Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 12.     Governing Law and Jurisdiction. The provisions of the Receivables Purchase Agreement with respect to governing law, jurisdiction, and agent for service of process are incorporated in this Amendment by reference as if such provisions were set forth herein.

[Signatures appear on following page.]

IN WITNESS WHEREOF, the Seller, Servicer, Purchaser Agent, Related Committed Purchaser, LC Bank, LC Participant, and Administrator have each caused this Amendment to be duly executed by their respective duly authorized officers as of the day and year first above written.

KELLY RECEIVABLES FUNDING, LLC, as Seller

By: /s/ Joel Starr

Name: Joel Starr

Title: VP & Treasurer

KELLY SERVICES, INC., as Servicer

By: /s/ Joel Starr

Name: Joel Starr

Title: VP & Treasurer

MARKET STREET FUNDING, LLC, as a Conduit

Purchaser, a Related Committed Purchaser and as Assignor

By: /s/ Evelyn Echevarria

Name: Evelyn Echevarria

Title: Vice President

PNC BANK, NATIONAL ASSOCIATION, as Purchaser

Agent for the PNC Bank Purchaser Group and as Assignee

By: /s/ Mark S. Falcione

Name: Mark S. Falcione

Title: Executive Vice President

PNC BANK, NATIONAL ASSOCIATION,
as Related Committed Purchaser

By: /s/ Mark S. Falcione

Name: Mark S. Falcione

Title: Executive Vice President

PNC BANK, NATIONAL ASSOCIATION, as the LC Bank

and as an LC Participant

By: /s/ Mark S. Falcione

Name: Mark S. Falcione

Title: Executive Vice President

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By: /s/ Mark S. Falcione

Name: Mark S. Falcione

Title: Executive Vice President

EXHIBIT A

ASSIGNMENTS AND PAYMENT AMOUNTS

Section 1.	Payoff Amount:

Capital Payment.

Aggregate Capital Assigned:		$58,000,000

CP Costs and Other Costs.

Discount in respect of Aggregate Capital Assigned:		$3,352.59
Fees in respect of Aggregate Capital Assigned:		$30,925.00
Other Costs and Expenses in respect of Aggregate Capital Assigned:		$0.00

	Total:	$58,034,277.59

Section 2.	Commitment Assigned:	$150,000,000

SCHEDULE I

WIRING INSTRUCTIONS

Wiring instructions with respect to amounts payable to the Assignor:

Bank Name: PNC Bank, National Association

ABA #: 043000096

Account #: 1002422076

Account Name: Market Street Funding LLC

Reference: Kelly Receivables Funding, LLC

ANNEX B-

FORM OF PURCHASE NOTICE1

Dated as of [________ __, 20__]

PNC Bank, National Association

Three PNC Plaza, Fourth Floor

225 Fifth Avenue

Pittsburgh, PA 15222-2707

Attention: Robyn Reeher, Fax No. (412) 705-1225

[Each Purchaser Agent]

Ladies and Gentlemen:

Reference is hereby made to the Receivables Purchase Agreement, dated as of December 4, 2009 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”), among Kelly Receivables Funding, LLC, as Seller, Kelly Services, Inc., as Servicer, the various Conduit Purchasers, Related Committed Purchasers, Purchaser Agents and LC Participants from time to time party thereto and PNC Bank, National Association, as Administrator and as LC Bank. Capitalized terms used in this Purchase Notice and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Purchase Agreement.

This letter constitutes a Purchase Notice pursuant to Section 1.2(a) of the Receivables Purchase Agreement. Seller desires to sell an undivided percentage ownership interest in a pool of Receivables on ___________, [20__], for a purchase price of $____________.2 Subsequent to this Purchase, the Aggregate Capital will be $___________.

Seller hereby represents and warrants as of the date hereof, and as of the date of Purchase, as follows:

(i)     the representations and warranties contained in Exhibit III of the Receivables Purchase Agreement are true and correct in all material respects on and as of the date of such purchase as though made on and as of such date (except for representations and warranties which apply as to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date);

1 Purchase Notice for requests for Funded Purchases.

2 Such amount shall not be less than $300,000 (or such lesser amount as agreed to by the Administrator and the Majority Purchaser Agents) and shall be in integral multiples of $100,000 with respect to each Purchaser Group.

Annex B-1

(ii)     no event has occurred and is continuing, or would result from such Purchase, that constitutes a Termination Event or Unmatured Termination Event;

(iii)     the sum of the Aggregate Capital plus the LC Participation Amount, after giving effect to any such Purchase shall not be greater than the Purchase Limit, and the Purchased Interest will not exceed 100%; and

(iv)     the Facility Termination Date has not occurred.

Annex B-2

IN WITNESS WHEREOF, the undersigned has caused this Purchase Notice to be executed by its duly authorized officer as of the date first above written.

KELLY RECEIVABLES FUNDING, LLC

By:_______________________________

Name:_____________________________

Title:______________________________

Annex B-3

FORM OF PURCHASE NOTICE3

Dated as of [________ __, 20__]

PNC Bank, National Association

Three PNC Plaza, Fourth Floor

225 Fifth Avenue

Pittsburgh, PA 15222-2707

Attention: Robyn Reeher, Fax No. (412) 705-1225

[Each Purchaser Agent]

Ladies and Gentlemen:

Reference is hereby made to the Receivables Purchase Agreement, dated as of December 4, 2009 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”), among Kelly Receivables Funding, LLC, as Seller, Kelly Services, Inc., as Servicer, the various Conduit Purchasers, Related Committed Purchasers, Purchaser Agents and LC Participants from time to time party thereto and PNC Bank, National Association, as Administrator and as LC Bank. Capitalized terms used in this Purchase Notice and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Purchase Agreement.

This letter constitutes a notice pursuant to Section 1.13(a) of the Receivables Purchase Agreement. Seller desires that the LC Bank issue Letters of Credit on __________, [20__], with a face amount of $____________. Subsequent to this Purchase, the LC Participation Amount will be $_______ and the Aggregate Capital will be $____________.

Seller hereby represents and warrants as of the date hereof, and as of the date of Purchase, as follows:

(i)     the representations and warranties contained in Exhibit III of the Receivables Purchase Agreement are true and correct in all material respects on and as of the date of such purchase as though made on and as of such date (except for representations and warranties which apply as to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date);

(ii)     no event has occurred and is continuing, or would result from such Purchase, that constitutes a Termination Event or Unmatured Termination Event;

(iii)     the sum of the Aggregate Capital plus the LC Participation Amount, after giving effect to any such Purchase shall not be greater than the Purchase Limit, and the Purchased Interest will not exceed 100%; and

3 Purchase Notice for requests for an issuance of a Letter of Credit.

Annex B-4

(iv)     the Facility Termination Date has not occurred.

Annex B-5

IN WITNESS WHEREOF, the undersigned has caused this Purchase Notice to be executed by its duly authorized officer as of the date first above written.

KELLY RECEIVABLES FUNDING, LLC

By:_______________________________

Name:_____________________________

Title:______________________________

Annex B-6

ANNEX E

FORM OF PAYDOWN NOTICE

Dated as of [_____________ __, 20__]

PNC Bank, National Association

Three PNC Plaza, Fourth Floor

225 Fifth Avenue

Pittsburgh, PA 15222-2707

Attention: Robyn Reeher, Fax No. (412) 705-1225

[Each Purchaser Agent]

Ladies and Gentlemen:

Reference is hereby made to the Receivables Purchase Agreement, dated as of December 4, 2009 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”), among Kelly Receivables Funding, LLC, as Seller, Kelly Services Inc., as Servicer, the various Purchasers, Purchaser Agents and LC Participants from time to time party thereto and PNC Bank, National Association, as Administrator and as LC Bank. Capitalized terms used in this paydown notice and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Purchase Agreement.

This letter constitutes a paydown notice pursuant to Section 1.4(f)(i) of the Receivables Purchase Agreement. The Seller desires to reduce the Aggregate Capital on ____________, _____ 4 by the application of $___________ in cash to pay Aggregate Capital and Discount to accrue (until such cash can be used to pay commercial paper notes) with respect to such Aggregate Capital, together with all costs related to such reduction of Aggregate Capital. Subsequent to this paydown, the aggregate outstanding Capital will be $___________.

[4]

Notice must be given at least two Business Days prior to the date of such reduction for any reduction of the Aggregate Capital less than or equal to $25,000,000 (or such greater amount as agreed to by the Administrator and the Majority Purchaser Agents) and at least five Business Days prior to the date of such reduction for any reduction of the Aggregate Capital greater than $25,000,000.

Annex E-1

IN WITNESS WHEREOF, the undersigned has caused this paydown notice to be executed by its duly authorized officer as of the date first above written.

KELLY RECEIVABLES FUNDING, LLC

By:_______________________________

Name:_____________________________

Title:______________________________

Annex E-2